UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Item 1: Report to Shareholders

International Discovery Fund	October 31, 2009

The views and opinions in this report were current as of October 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

International equities fell to multiyear lows early in 2009 before embarking on a powerful rally that largely recouped earlier losses. The net results were strong gains during the past six months following a crushing global sell-off. A combination of stimulus packages enacted by governments and central banks across the globe fueled this remarkable performance. Small-cap stocks were major beneficiaries as investors began to seek higher returns through riskier asset classes. In this extraordinary environment, your fund generated excellent returns during its fiscal year.

The International Discovery Fund outperformed its benchmarks as markets rebounded during the past six months, as shown in the Performance Comparison table. For the fiscal year ended October 31, 2009, the fund lagged its primary S&P index and performed in line with its Lipper peer group average. (Investors should note that the fund’s short-term performance is highly unusual and cannot be sustained.) Stock selection, especially in information technology, was the primary reason for the fund’s strong performance versus the S&P benchmark since April. For the 12-month period, our underweight in deep cyclicals such as materials hurt relative results while stock selection was positive. As mentioned in our midyear letter, a temporary aberration regarding pricing technicalities and “fair value” pricing at the end of the April added to the disparity between the fund and its primary market benchmark, the S&P SmallCap Global ex-U.S. Index, for the first six months of the fiscal year, which in turn affected our 12-month performance. As described in the fund’s prospectus, since there are timing differences between when the fund prices its securities and when certain foreign markets close, the fund adjusts the prices of its portfolio securities to reflect market events that may affect prices after foreign markets close. The fund values its portfolio securities in this way to protect the fund and deter market timing by speculators. Since an index does not need to apply fair valuation, this technicality may at times contribute either positively or negatively to the performance difference between the fund and its index.

The tumultuous past year and a half demonstrates the volatility that investing in international small-caps can sometimes generate. We are certainly gratified by the results of the past six months and remain optimistic for the future, as noted in the Outlook later in this letter. At the same time, we’d like to remind investors to maintain an allocation to our asset class that is consistent with their goals and risk tolerance.

MARKET REVIEW

What a difference six months can make! March 2009, it seems, marked the low point of the current market cycle, and, as is typical coming off a major market low, small-cap stocks have outperformed significantly.

The healing process for markets began with concerted efforts by central banks around the world to unfreeze interbank lending and government-backed actions to support banks’ balance sheets. This by and large succeeded: Bond markets began to reopen and credit spreads began to tighten. This gave support to equity markets, which opened for “recapitalizations.” There was also better news on economies—they stopped getting worse and, in some cases, started growing. Emerging economies generally performed much better than developed ones. Volatility subsided, risk appetites rose, and money that had built up in “risk free” assets was reallocated, giving further momentum to the market.

For small-cap stocks internationally, this was a period of significant gains, both in absolute terms and relative to large-caps. Indeed, the MSCI Small-Cap Index trumped MSCI EAFE by nearly 10 percentage points over the past six months. The pattern of small-company performance repeated itself in nearly all countries, even in underperforming markets such as Japan.

At the individual stock level, there was a wide dispersion of returns. Some individual returns were spectacular, particularly stocks of companies whose balance sheets had shown signs of distress. The scale of market dislocation and the value offered in individual names meant there was an abundance of opportunities. This was a good environment for small-cap stock pickers.

PORTFOLIO AND STRATEGY REVIEW

We maintained our long-held strategy of buying “franchise” companies— those with genuinely durable earnings or staying power. We bought or added to a selection of what we believe are some of the best companies in the international small-cap universe. Although stocks ran up for the six-month period, we were able to buy at good prices and, in many cases, are continuing to do so. The added risk we put in the portfolio during the latter part of last year and early part of this year paid off, as we were rewarded with some stellar returns. As credit and stock markets unfroze, the “survival trade” came into vogue as businesses were able to access fresh funds via the corporate bond market or recapitalize via the stock markets.

With the imminent threat of insolvency averted, returns to equity holders were spectacular. Examples of successful refinancing include fund holdings Rexel (electrical distribution, France), Bulgari (luxury goods, Italy), industrial properties owner Prologis European (Netherlands), and Aareal Bank, a specialist German property lender that was able to draw on German state financing to shore up its balance sheet. We had added to those positions tactically during the worst periods of the market downturn. We also built positions in highly regarded financial companies that have been and should continue to be beneficiaries of the improved credit markets, such as 3i Group (private equity, U.K.) and Intermediate Capital (mezzanine lending, U.K.). (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

At a broad-brush level, we have been positioned for recovering markets through nonbank or capital markets-facing financials, to low interest rates through consumer cyclicals, and for economic recovery through technology overweights. We were underweighted in the deep cyclical areas of the market such as materials, industrials, and energy, although we were net buyers of materials through the period.

Looking at the portfolio by region, Japanese equities have lagged as has the economy domestically. Japan’s stock market has not been the play on recovering global economic activity that it has historically been perceived to be. Japanese companies endured the worst profits crunch of all the major countries. Japanese small companies rose some 25% over the most recent six months, well below our S&P global benchmark, which rose by 40%. We added value, however, as the fund’s Japanese holdings rose by 30% in U.S. terms. Sentiment toward Japan is close to an all-time low with both internationally diversified investors and domestic retail investors (who trade largely on margin) respectively underweight and inactive in Japanese equities. The gloom has been compounded by confusion surrounding the new Democratic Party of Japan government’s economic policy, a rise in Japanese government bond yields, and “cash calls” or new share offerings by companies, which risk diluting shareholder equity. We have been shifting the portfolio toward companies whose products can compete internationally, such as Wacom (pen tablets and touch panels), Sysmex (hematology testing equipment), and Japan Steel Works (high-grade steel vessels for nuclear power plants).

We ran with our overweighted position in Asia Pacific markets, which was appropriate given that this region is the driving force behind global economic recovery. China’s stimulus package has been particularly effective at getting money to work in the economy in an expedient way. Asian currencies, at least those that are allowed to float, rose against the dollar, and it is notable that Asia will be leading the interest rate tightening cycle. At the time of writing, Indian, South Korean, and Australian central banks had all lifted interest rates.

Our country preferences within the region also worked well, with Indian small- and mid-caps up 86% and China up 50%. Our Chinese Internet holdings, Tencent Holdings and Baidu, continued to grow briskly. The Indian for-profit education company Educomp Solutions recovered very well. On top of the consistent themes of Internet penetration, growing education, and health care spending, we increased our downstream technology exposure in anticipation of recovering technology investment and the Windows 7 launch through purchases of Synnex Technology (Taiwan), Redington India, and Foxconn Technology (Taiwan). The best-performing stock in the portfolio was Pacific Textiles (Hong Kong), up some 400% over the past six months.

As we reported last time, we were active in markets where the effects of the banking crisis were most acutely felt. It now seems that March 9 marks a major multiyear low for European markets. Outstanding value was, and in some cases still is, on offer, and our proprietary research gave us the understanding and confidence to take on additional risk in the portfolio. Our key themes worked, with our exposure to capital markets—particularly credit—rewarding us well. British asset management firm Bluebay was a key contributor. We added to our financials position through additional purchases of 3i Group, Intermediate Capital, and EFG International (Switzerland), while we sold out of our position in Julius Baer (Switzerland).

The consumer discretionary theme worked well. We added to positions in U.K. housebuilders Persimmon and Bellway and U.K. retailers N. Brown, Mothercare, and Home Retail.

It was in technology, however, where we have created the most value. This is a sector where inventory is typically highly fluid and thus tends to perform very early in the cycle. Germany’s Aixtron was the top contributor to the fund over both the six and 12 months, as a technology megatrend toward adoption of light emitting diodes, or LEDs, for computer backlighting and TVs drove a rapid and largely unanticipated surge in orders. Also in technology, we purchased Dialog Semiconductor, a play on the adoption of the next generation of smartphones, and it was also a top contributor.

While the greatest price action was in recovery and cyclicals plays, defensive stocks with durable earnings streams tended to be left behind. In this vein, we have built a large position in Xchanging, a leading British business process outsourcer. It should benefit from long-term growth trends as customers seek to cut costs by outsourcing non-core functions.

Norwegian employment firm StepStone received a takeover bid from a strategic buyer in the media industry.

INVESTMENT OUTLOOK

If you are reading this, hopefully you have persevered through the gut-wrenching volatility of the last 18 months and have been rewarded for your patience and long-term stance. “History doesn’t repeat itself, but it does rhyme” is a phrase that has particular resonance at the moment. What is different about this cycle is its amplitude: the severity of the downturn and the strength of the subsequent rebound. What has been historically similar about this cycle is that small-caps have outperformed very strongly around a positive inflection point in economic indicators. International small-caps have been at the forefront of this effect, declining by 57% peak to trough but rebounding by 72% from the trough through the end of October.

Small-cap stocks as a “risk” asset had become deeply oversold, so part of the outperformance comes down to mean reversion. It leaves us at a point where markets on aggregate appear to be trading within normal bands of valuation based on forward earnings. Book values, which smooth the cyclical impact of earnings, still look cheap versus historical averages. While economic activity has stabilized, it is still at a low level, particularly in developed economies. And it is positive that earnings momentum—the number of forecasts upgraded net of downgrades—turned higher in September and October.

We remain optimistic. The earnings cycle is improving and interest rates remain low. Prospects for international small-cap stocks look attractive compared with the yields on other asset classes, and there are hints of an upturn in mergers and acquisitions. We are fully invested.

Respectfully submitted,

Justin Thomson
Lead Portfolio Manager

November 19, 2009

The lead portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

MSCI indexes: Market capitalization-weighted indexes of stocks designed to track stock markets in various countries and regions.

MSCI EAFE Small-Cap Index: A market capitalization-weighted index of small-cap stocks in developed world markets.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

S&P SmallCap Global ex-U.S. Index: An index designed to track the performance of smaller companies in developed markets outside the U.S.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights For a share outstanding throughout each period

	Year Ended 10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡	10/31/05‡
NET ASSET VALUE					
Beginning of period	$ 25.10	$ 60.13	$ 48.92	$ 37.31	$ 29.48
Investment activities					
Net investment income	0.26	0.40	0.40	0.36	0.19
Net realized and unrealized gain (loss)	10.75	(29.14)	16.02	11.59	7.68
Total from investment activities	11.01	(28.74)	16.42	11.95	7.87
Distributions					
Net investment income	(0.37)	(0.34)	(0.31)	(0.15)	(0.01)
Net realized gain	–	(5.95)	(4.91)	(0.21)	(0.03)
Total distributions	(0.37)	(6.29)	(5.22)	(0.36)	(0.04)
Redemption fees added to paid-in capital	–	–	0.01	0.02	–
NET ASSET VALUE					
End of period	**$ 35.74**	**$ 25.10**	**$ 60.13**	**$ 48.92**	**$ 37.31**
Ratios/Supplemental Data					
Total return(1)	**44.55%**	**(52.68)%**	**36.67%**	**32.29%**	**26.72%**
Ratio of total expenses to average net assets	1.29%	1.24%	1.21%	1.24%	1.28%
Ratio of net investment income to average net assets	0.94%	0.92%	0.76%	0.79%	0.54%
Portfolio turnover rate	64.5%	66.7%	67.9%	82.3%	85.3%
Net assets, end of period (in millions)	$ 2,101	$ 1,373	$ 3,283	$ 2,096	$ 1,291

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
AUSTRALIA 2.5%		
Common Stocks 2.5%		
Austar Communications (1)	17,942,214	20,414
Cochlear	200,000	11,462
James Hardie Industries (1)	1,156,000	7,328
Sigma Pharmaceuticals	13,333,333	11,139
Sphere Investments (1)	4,000,000	3,140
Total Australia (Cost $68,628)		53,483
AUSTRIA 0.3%		
Common Stocks 0.3%		
Intercell (1) (2)	153,790	5,942
Total Austria (Cost $7,026)		5,942
BELGIUM 0.9%		
Common Stocks 0.9%		
Barco (1) (2)	220,196	8,836
UCB (2)	256,317	10,956
Total Belgium (Cost $17,406)		19,792
BRAZIL 1.3%		
Common Stocks 1.1%		
Multiplan Empreendimentos	337,700	5,176
Obrascon Huarte Lain Brasil	717,700	11,408
Weg	615,200	6,076
		22,660
Preferred Stocks 0.2%		
Net Servicos de Comunicacao (1)	430,100	5,371
		5,371
Total Brazil (Cost $26,591)		28,031

CYPRUS 0.2%		
Common Stocks 0.2%		
Hellenic Bank (EUR)	2,069,997	4,387
Total Cyprus (Cost $11,782)		4,387
DENMARK 0.3%		
Common Stocks 0.3%		
Ambu	307,581	6,283
Total Denmark (Cost $5,398)		6,283
EGYPT 1.1%		
Common Stocks 1.1%		
EFG Hermes	2,563,173	14,994
Maridive & Oil Services (USD)	1,750,000	7,589
Total Egypt (Cost $25,678)		22,583
FINLAND 1.2%		
Common Stocks 1.2%		
Nokian Renkaat (2)	512,635	10,935
Rapala	1,266,804	9,031
Vacon (2)	138,411	4,916
Total Finland (Cost $29,695)		24,882
FRANCE 4.8%		
Common Stocks 4.8%		
Alcatel-Lucent (1) (2)	4,101,077	15,340
April Group (2)	189,675	7,108
Biomerieux (2)	95,000	10,551
EDF Energies Nouvelles (2)	216,204	11,522
Eurofins Scientific (2)	153,790	6,997

Preferred Stocks 0.3%

Sartorius (2)	307,581	6,777
		6,777
Total Germany (Cost $144,376)		178,701

GREECE 2.2%

Common Stocks 2.2%

Fourlis Holding	451,119	7,474
Jumbo	1,025,269	12,775
Lamda Development (1)	1,025,269	11,315
OPAP	358,844	9,168
Titan Cement	153,790	5,288
Total Greece (Cost $37,237)		46,020

HONG KONG 3.0%

Common Stocks 3.0%

Integrated Distribution Services	8,656,000	11,967
Lee & Man Paper Manufacturing	4,954,800	9,754
Lifestyle International Holdings	5,631,000	9,096
Minth Group	10,350,000	10,661
Pacific Textiles	25,105,000	12,434
Television Broadcasts	1,615,000	7,614
Trinity (1)	4,780,000	928
Total Hong Kong (Cost $62,034)		62,454

INDIA 5.5%

Common Stocks 5.5%

Adani Power (1)	3,694,571	7,583
AIA Engineering	629,163	4,199
BF Utilities (1)	213,789	3,527

Container Corporation of India	242,220	5,647
Educomp Solutions	1,015,065	17,002
Emami (1)	1,106,530	9,884
Genpact (USD) (1)	675,400	8,044
Info Edge India	421,125	6,399
Infrastructure Development Finance	23,257	72
Jaiprakash Associates	2,125,543	9,218
Orbit (1)	1,230,323	5,829
Provogue (India)	4,430,602	5,346
Redington (India)	1,195,333	6,961
Shiram Transport Finance	1,260,296	10,471
Television Eighteen India (1)	2,416,178	3,761
United Spirits Limited	524,528	11,603
Total India (Cost $125,030)		115,546

INDONESIA 0.7%

Common Stocks 0.7%

Ace Hardware	26,610,500	4,182
Indocement Tunggal Prakarsa	8,676,000	9,935
Total Indonesia (Cost $10,397)		14,117

IRELAND 1.2%

Common Stocks 1.2%

DCC	358,844	9,430
Paddy Power	512,635	16,399
Total Ireland (Cost $21,045)		25,829

ITALY 4.1%

Common Stocks 3.9%

Azimut Holding S.p.A	2,050,539	24,761
Bulgari (2)	2,037,904	16,654

Buzzi Unicem	312,707	5,241
Davide Campari-Milano	1,773,716	16,927
Geox (2)	512,635	3,921
Interpump Group (1) (2)	1,630,000	9,958
Newron Pharmaceuticals S.p.A (CHF) (1) (2)	198,267	3,786
		81,248
Preferred Stocks 0.2%		
Buzzi Unicem SpA	542,343	5,351
		5,351
Total Italy (Cost $81,228)		86,599
JAPAN 17.0%		
Common Stocks 17.0%		
AEON Credit Service (2)	859,300	8,217
Air Water	923,000	10,965
Asahi (2)	402,700	6,802
Daiseki (2)	352,386	6,970
Doutor Nichires Holdings	289,800	4,192
FamilyMart	197,900	5,893
FP Corporation	23,700	1,178
Fuji Oil	655,300	9,883
Hitachi High-Technologies (2)	289,900	4,799
Japan Petroleum Exploration	164,200	8,208
Japan Steel Works (2)	1,141,000	12,536
Kakaku.Com	1,337	4,895
Kamigumi	876,000	6,498
Kurita Water Industries (2)	180,200	5,572
Matsui Securities (2)	715,400	5,074
Megmilk Snow Brand (1) (2)	384,400	7,580
Nakanishi	60,700	5,220
NHK Spring (2)	1,380,000	10,789
Nichi-Iko Pharmaceutical (2)	158,600	4,712

Nihon Kohden	257,300	4,299
Nihon Parkerizing	438,000	5,197
Nippon Electric Glass	695,000	7,576
Nissan Chemical Industries	1,029,000	13,242
Nitori (2)	117,600	9,588
Osaka Securities	2,541	12,213
Pacific Golf Group	12,403	8,416
Pigeon	119,200	4,566
Point (2)	185,030	10,958
Rohto Pharmaceutical	968,000	12,420
Sankyu	2,302,000	10,089
Sawai Pharmaceutical	147,500	8,407
Sekisui Chemical	1,931,000	11,491
Seven Bank (2)	4,255	10,393
SKY Perfect JSAT Holdings	6,388	2,933
So-net M3	1,688	5,793
Stanley Electric	443,100	8,626
Sysmex	195,300	8,742
Toho Holdings	822,400	12,103
Toyo Suisan Kaisha	224,000	5,874
Tsumura (2)	384,400	13,210
Ube Industries	3,447,000	8,888
Unicharm Petcare (2)	259,400	9,120
Universal Entertainment	440,100	5,818
Wacom (2)	4,235	9,344
Yamatake (2)	397,100	8,441
Total Japan (Cost $324,752)		357,730

MALAYSIA 0.3%

Common Stocks 0.3%

Samling Global (HKD)	91,818,000	6,754
Total Malaysia (Cost $7,261)		6,754

GlobeOp Financial Services	3,003,000	9,488
Great Portland Estates	1,537,904	6,207
GW Pharmaceuticals (1)	3,631,652	4,870
Halfords Group	1,537,904	9,871
Hikma Pharmaceuticals	2,050,539	15,840
Hiscox	1,912,221	9,996
Home Retail	3,063,173	14,585
Huntsworth PLC	7,689,520	8,229
Hyder Consulting	1,794,221	7,461
Intermediate Capital	2,050,539	8,540
Intertek	512,635	10,554
ITE Group	3,302,536	6,567
Mothercare	539,675	5,090
Paypoint	2,340,966	17,195
Persimmon (1)	1,738,000	11,460
Pinewood Shepperton	2,050,539	4,560
Playtech	1,281,587	7,539
Regal Petroleum (1)	5,000,000	7,057
Serco Group	1,281,587	10,617
Serica Energy (1)	4,800,000	3,890
Signet Jewelers (1)	512,635	12,992
Umeco	1,537,904	6,799
Vectura (1)	4,101,077	5,719
Xchanging	7,689,520	28,108
Yougov (1)	4,613,712	3,858
Total United Kingdom (Cost $323,712)		337,418

UNITED STATES 0.0%

Common Stocks 0.0%

deCode genetics (1)(2)	914,900	302
Total United States (Cost $4,363)		302

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,155,844)	$ 2,256,157
Receivable for investment securities sold	18,618
Foreign currency (cost $4,729)	4,729
Receivable for shares sold	3,996
Dividends and interest receivable	2,704
Cash	353
Other assets	22,574
Total assets	2,309,131
Liabilities	
Obligation to return securities lending collateral	162,670
Payable for investment securities purchased	19,660
Investment management fees payable	1,927
Payable for shares redeemed	1,047
Due to affiliates	188
Other liabilities	22,344
Total liabilities	207,836
NET ASSETS	$ 2,101,295
Net Assets Consist of:	
Undistributed net investment income	$ 13,547
Accumulated undistributed net realized loss	(324,504)
Net unrealized gain	99,879
Paid-in capital applicable to 58,796,834 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	2,312,373
NET ASSETS	$ 2,101,295
NET ASSET VALUE PER SHARE	$ 35.74

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

		Year Ended 10/31/09		10/31/08
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	14,369	$	23,301
Net realized gain (loss)		(315,675)		1,353
Change in net unrealized gain (loss)		903,303		(1,670,783)
Increase (decrease) in net assets from operations		601,997		(1,646,129)
Distributions to shareholders				
Net investment income		(19,947)		(18,593)
Net realized gain		–		(325,081)
Decrease in net assets from distributions		(19,947)		(343,674)
Capital share transactions*				
Shares sold		399,560		442,493
Distributions reinvested		19,018		331,277
Shares redeemed		(272,342)		(694,703)
Redemption fees received		223		530
Increase in net assets from capital share transactions		146,459		79,597
Net Assets				
Increase (decrease) during period		728,509		(1,910,206)
Beginning of period		1,372,786		3,282,992
End of period	**$**	**2,101,295**	**$**	**1,372,786**
Undistributed net investment income		13,547		19,126
*Share information				
Shares sold		13,685		10,354
Distributions reinvested		780		7,041
Shares redeemed		(10,355)		(17,311)
Increase in shares outstanding		4,110		84

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Discovery Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1988. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes that no events have occurred between October 31, 2009, the date of this report, and December 22, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On November 1, 2008, the fund adopted new accounting guidance that defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of this guidance did not have a material impact on the fund’s net assets or results of operations.

On May 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on October 31, 2009:

Following is a reconciliation of the fund’s Level 3 investments for the year ended October 31, 2009. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 securities during the period, if any, and is included on the accompanying Statement of Operations; $(100,000) of this balance represents the change in unrealized gain/loss on Level 3 investments held at October 31, 2009.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2009, approximately 24% of the fund’s net assets were invested, either directly or indirectly, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and for securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

China A-shares During the year ended October 31, 2009, the fund invested in certain Chinese equity securities (A-shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through T. Rowe Price International, Inc. (TRPI), which serves as the registered QFII for all participating T. Rowe Price-sponsored investment companies. Investment decisions related to A-shares are specific to each participating fund, and each fund bears the resultant economic and tax consequences of its holdings and transactions in A-shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A-shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A-shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax will be imposed, accrued taxes are reflected in the accompanying financial statements.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On October 31, 2009, the value of loaned securities was $149,311,000; aggregate collateral received included U.S. government securities valued at $185,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,065,520,000 and $935,624,000, respectively, for the year ended October 31, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications between income and gain relate primarily to the character of foreign capital gains taxes. For the year ended October 31, 2009, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended October 31, 2009 and October 31, 2008 were characterized for tax purposes as follows:

At October 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, and the realization of unrealized gains/losses on passive foreign investment companies. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2009, all unused capital loss carryforwards expire in fiscal 2017.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2009, the fund had deferred tax liability of $196,000 attributable to foreign securities and $13,145,000 of foreign capital loss carryforwards, all of which expire in 2017.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended October 31, 2009, expenses incurred pursuant to these service agreements were $143,000 for Price Associates; $1,134,000 for T. Rowe Price Services, Inc., and $307,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2009, the fund was allocated $15,000 of Spectrum Funds’ expenses, of which $10,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2009, less than 1% of the outstanding shares of the fund or were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price International Discovery Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Discovery Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 22, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $18,941,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $23,623,000 and foreign taxes paid of $1,428,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
1991	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate develop-
ers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc. (1984
2009	to 2008)

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[124]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[69]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Christopher D. Alderson (1962)	Chief Executive Officer, Director, and President,
President	T. Rowe Price International, Inc.; Vice President,
T. Rowe Price Global Investment Services
Limited and T. Rowe Price Group, Inc.

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Archibald A. Ciganer, CFA (1966)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.;
formerly Senior Associate, BNP Paribas Corporate
Finance (Tokyo) (to 2005)

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and T. Rowe
Price Group, Inc.; formerly Financial Analyst,
Goldman Sachs (to 2005)

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

May Foo, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Investment Manager, Baillie Gifford (to 2006)

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Executive Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers, LLP
(to 2007)

Susan L. Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

Lillian Yan Li, CFA (1979)	Vice President, T. Rowe Price International, Inc.;
Vice President	formerly Analyst, Deutsche Bank (Hong Kong)
(to 2007)

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Student, London Business School (to 2005)

Susanta Mazumdar (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Inigo Mijangos (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly Analyst,
Kepler Equities (to 2005)

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly Vice
President of Equity Research, Merrill Lynch
Investment Managers (Singapore) (to 2005)

Sridhar Nishtala (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly Analyst,
F&C Asset Management (London) (to 2006);
Senior Equity Analyst, Citigroup (London)
(to 2004)

Joseph Rohm (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.; formerly Equity
Analyst, Insight Investment (to 2005)

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and T. Rowe
Price Group, Inc.

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Francisco Sersale (1980)	Employee, T. Rowe Price; formerly Investment
Vice President	Analyst, Explorador Capital Management, LLC
(to 2005)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Miki Takeyama (1970)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.;
formerly Deputy Director, Space Industry Office,
Manufacturing Industries Bureau (to 2006);
Assistant Manager, Gas Safety Division, Nuclear
and Industrial Safety Agency (to 2003)

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Telecoms Analyst and Fund Manager, Deutsche
Asset Management (to 2005)

Clive M. Williams (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Ernest C. Yeung, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Alison Mei Ling Yip (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Credit Suisse First Boston (to 2006)

Christopher Yip, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,179,000 and $2,174,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 22, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 22, 2009